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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Form 10-K of Allegheny Teledyne Incorporated of our report dated January 19, 1998, included in the 1997 Annual Report to Stockholders of Allegheny Teledyne Incorporated.

We also consent to the incorporation by reference in Registration Statements 333-8235, 333-10225, 333-10227, 333-10229 and 333-10245 of Allegheny Teledyne
Incorporated of our report dated January 19, 1998, with respect to the consolidated financial statements incorporated herein by reference.

                                               /s/ ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
March 23, 1998